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                                                                  EXHIBIT 10.094



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                               AIA Document A111
                           STANDARD FORM OF AGREEMENT
                          BETWEEN OWNER AND CONTRACTOR
                        where the basis of payment is the
                          COST OF THE WORK PLUS A FEE
                   with or without a Guaranteed Maximum Price

                                  1987 EDITION

        THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES: CONSULTATION WITH AND ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION

The 1987 Edition of AIA Document A201. General Conditions of the Contract for
  Construction, is adopted in this document by reference. Do no use with other general conditions unless this document is modified.

     This document has been approved and endorsed by The Associated General
                            Contractors of America.
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AGREEMENT

made as of the 13th day of September in the year of Nineteen Hundred and Ninety-Nine.

BETWEEN the Owner:       BIOSHIELD Tech.
(Name and address)       5655 Peachtree Parkway
                         Norcross, GA 30092

and the Contractor:      Beers Construction Company
(Name and address)       233 Peachtree Street, NE, Suite 2400
                         Atlanta, GA 30303

the Project is:          E-MD.COM
(Name and address)       5655 Peachtree Parkway
                         Norcross, GA 30092

the Architect is:
(Name and address)


The Owner and Contractor agree as set forth below.

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     Copyright 1920, 1925, 1951, 1958, 1961, 1963, 1967, 1974, 1978 (C)1987
     by the American Institute of Architects. 1735 New York Avenue, N.W., Washington, D.C. 20006. Reproduction of the material herein of substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will be subject to legal prosecution.
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AIA DOCUMENT A111 - OWNER/CONTRACTOR AGREEMENT - TENTH EDITION - ALA - (C)1987-
THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE,NW.,
WASHINGTON D.C. 20006                                             A111-1987  1

WARNING: Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution.